THE GREATER CHINA FUND, INC.
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REPORT OF THE INVESTMENT MANAGER

PERFORMANCE
The Greater China Fund's (the "Fund") net asset value appreciated 6.8% during the six months ended June 30, 2000, increasing from $11.47 to $12.25.

MARKET REVIEW
China stocks reversed the downward trend in the second half 1999 to post respectable gains during the period under review. Several forces had worked in their favor.

Firstly, reviving economic growth in China further fueled market optimism as China is one of the few economies in the region still gaining growth momentum. GDP growth in the first half of 2000 reached 8.2% versus 7.1% in 1999. Consumer confidence returned as deflation stabilized and stimulus measures (such as salary increases and interest rate cuts) introduced by the government in the second half of last year began to take effect. Exports continued to deliver solid 39% year-on-year growth in the six month period, extending the strong trend in the second half last year.

Secondly, after a restructuring of MSCI indices, China's weighting has been increased significantly. For example, in the MSCI Far East Free Ex-Japan Index, China's weighting was raised from less than 1% to near 9%. This has triggered increase in interest from institutional investors on China stocks.

Thirdly, the collapse of TMT (technology, media and telecom) stocks globally in the second quarter triggered a significant turnaround of market sentiment in favor of value stocks. Offering value, China stocks became a safe haven for investors who became wary of the high priced TMT stories.

The Fund benefitted from the rise in the markets during the period under review. In particular, the strategy of a 'bar-bell' approach to 'Old' vs 'New' economy stocks has paid off well. The Fund was reasonably well positioned for the rally in the New Economy sectors, being overweight in telecommunications and technology. However, the Fund largely ignored the more speculative aspects of the TMT trend, such as profitless, cash consuming 'dot com' issues. The focus has been on companies with viable business models and strong earnings and cashflow and those stocks performed well during the period under review.

PROSPECTS
The Chinese government remains committed to SOE (state-owned enterprise) reform through privatization of state-owned assets, restructuring and the forced closure of inefficient operations. The pace of SOE reform is likely to accelerate given China's expected WTO (world trade organization) entry. More

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
THE GREATER CHINA FUND, INC.
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REPORT OF THE INVESTMENT MANAGER

CONCLUDED
aggressive activities such as mergers and acquisitions, deregulation of protected industries (such as the telecom sector) and the introduction of share option schemes can be expected. This will create investment opportunities to equity investors as such reforms should lead to accelerating industry consolidation in which strong and efficient players will emerge.

The quality of economic growth is improving. Unlike previous economic cycles which have been led mainly by government and SOE related investment spending, the recent growth of the Chinese economy has been broad-based. Demand side factors were the key drivers including revived domestic consumption and strong trade performance. Overall the sales/output ratio has been improving, meaning less build-up of unwanted inventories. Higher productivity is also reflected in China's exports to the USA which have fallen market share from ASEAN countries despite a strong RMB. These encouraging secular trends are partially the results of restructuring which is finally bearing fruit in China. The current recovery of the economy is likely to be more than just a cyclical phenomenon and should be more sustainable.

The successful listing of large capitalized stocks like China Unicom and PetroChina coupled with the increased China weighting in MSCI indices has helped to raise the international profile of China stocks. These are long term positive measures to improve the liquidity and will lead towards the re-rating of China shares.

There is little sign of an improvement in cross strait relations in the short term. Despite the soft tone on independence since the new Taiwan President was elected, the two sides remain divided on the definition of "One China". The government of China needs some time to develop a new strategy and build trust in the new president. Until then, cross-strait relations are likely to remain as cool as before.

The outlook of the RMB remains stable. There is indeed pressure for the RMB to appreciate due to a strong current account surplus. An increased inflow of foreign direct investment upon China's entry into the WTO is likely to add further pressure on RMB appreciation.

Overall, with positive cyclical trends and encouraging secular changes, there are good reasons to be positive on the outlook of stock markets in Greater China.

BARING ASSET MANAGEMENT (ASIA) LIMITED
Hong Kong

August 10, 2000

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PORTFOLIO OF INVESTMENTS
June 30, 2000
(Unaudited)

                                                    Value
    Shares    Description                        (Note 1)

              EQUITIES -- 96.4%
              CHINA -- 21.1%
              BUILDING MATERIALS -- 0.4%
 6,882,000    Anhui Conch Cement*........    $    556,175
                                             ------------
              Electrical & Electronics -- 1.5%
 4,290,000    Guangdong Kelon Electrical
                Holdings "H".............       2,325,091
                                             ------------
              ENERGY -- 2.3%
17,400,000    PetroChina Co. Ltd*........       3,615,932
                                             ------------
              Machinery & Engineering -- 1.9%
 1,674,618    China International Marine
                Containers "B"...........       1,273,874
 4,330,700    Shanghai Zhenhua Port
                Machinery "B"............       1,611,020
                                             ------------
                                                2,884,894
                                             ------------

              PETROCHEMICAL -- 3.9%
12,340,000    Shanghai Petrochemical
                "H"+.....................       1,677,942
11,918,000    Yizheng Chemical Fibre
                "H"......................       2,369,688
12,404,000    Zhenhai Refining & Chemical
                "H"......................       1,925,321
                                             ------------
                                                5,972,951
                                             ------------
              UTILITIES -- 6.9%
12,198,000    Beijing Datang Power "H"...       2,738,310
12,832,000    Huaneng Power International
                "H"+.....................       4,197,498
12,000,000    Zhejiang Southeast Electric
                Power "B"................       3,720,000
                                             ------------
                                               10,655,808
                                             ------------
              MISCELLANEOUS -- 4.2%
 2,000,000    China Shipping Development
                "H"*.....................         366,878
 4,013,160    Shanghai Dazhong Taxi
                "B"......................       2,175,133
                                                    Value
    Shares    Description                        (Note 1)
              CHINA -- (concluded)
              Miscellaneous -- (concluded)
19,390,000    Yanzhou Coal Mining "H"....    $  4,004,605
                                             ------------
                                                6,546,616
                                             ------------
              Total China................      32,557,467
                                             ------------
              HONG KONG -- 67.1%
              AUTOMOBILES -- 2.0%
 9,460,000    Brilliance China Auto
                Holdings Ltd.............       1,626,118
12,000,000    Denway Investments Ltd.*...       1,385,415
                                             ------------
                                                3,011,533
                                             ------------

              BANKING -- 2.4%
 1,222,400    Bank of East Asia..........       2,853,913
 2,900,000    HKCB Bank Holding Co.
                Ltd.*....................         837,021
                                             ------------
                                                3,690,934
                                             ------------

              CONGLOMERATES -- 17.3%
 2,700,000    China Resources
                Enterprise...............       3,238,407
 1,057,000    Citic Pacific Ltd..........       5,545,674
 1,346,400    Hutchison Whampoa..........      16,926,073
 5,000,000    Tsingtao Brewery Co. Ltd
                "H"......................         910,782
                                             ------------
                                               26,620,936
                                             ------------

              CONSUMPTION -- 3.7%
 1,000,000    Giordano International
                Ltd......................       1,520,108
 2,850,000    Hengan International
                Group....................         650,760
 6,740,000    NG Fung Hong...............       3,609,711
                                             ------------
                                                5,780,579
                                             ------------

              ELECTRICAL & ELECTRONICS -- 9.1%
   600,000    ASM Pacific Technology.....       2,247,450
   510,000    Johnson Electric
                Holdings.................       4,841,254

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
                                                    Value
    Shares    Description                        (Note 1)
              HONG KONG -- (concluded)
              Electrical & Electronics -- (concluded)
 3,342,000    Kingboard Chemical Holdings
                Ltd......................    $  1,704,118
 3,024,000    Legend Holders Ltd.........       2,928,767
 1,300,000    Varitronix International...       2,259,637
                                             ------------
                                               13,981,226
                                             ------------
              INFRASTRUCTURE -- 1.0%
 1,846,774    New World Infratructure*...       1,622,783
                                             ------------

              MEDIA -- 0.5%
   128,000    Television Broadcasting
                Ltd......................         853,826
                                             ------------
              Real Estate Development -- 2.8%
   303,000    Cheung Kong Holdings.......       3,332,980
   142,000    Sun Hung Kai Properties....       1,020,076
                                             ------------
                                                4,353,056
                                             ------------

              TELECOMMUNICATION -- 21.2%
   900,000    Cable & Wireless HKT
                Ltd......................       1,985,761
 3,173,000    China Mobile Ltd.*.........      27,983,292
   750,000    China Unicom Ltd.*.........       1,582,644
 2,150,000    City Telecom Ltd...........         361,298
   644,000    Global Tech Holdings
                Ltd......................         743,506
                                             ------------
                                               32,656,501
                                             ------------

              MISCELLANEOUS -- 7.1%
 3,990,000    China Everbright Ltd.......       3,096,594
 4,754,000    China Merchants Holdings
                International+...........       3,262,639
   906,000    Li & Fung Ltd..............       4,532,615
                                             ------------
                                               10,891,848
                                             ------------
              Total Hong Kong............     103,463,222
                                             ------------
                                                    Value
    Shares    Description                        (Note 1)
              TAIWAN -- 8.2%
              ELECTRICAL & ELECTRONICS -- 8.2%
   683,000    Hon Hai Precision
                Industry.................    $  6,179,788
   318,450    Ritek Incorporation
                Ltd.*....................       1,274,836
   494,400    United Microelectronics*...       1,375,792
 1,298,700    Winbond Electronics
                Corp.*...................       3,761,898
                                             ------------
                                               12,592,314
                                             ------------
              Total Equities
                (cost $123,383,787)......     148,613,003
                                             ------------

 Principal
    Amount
     (000)
              CONVERTIBLE BOND -- 0.3%
              CHINA -- 0.3%
              AUTOMOBILES -- 0.3%
    $2,000    Qingling Motors, 3.50% due
                1/22/02 (cost
                $1,332,219)..............         515,000
                                             ------------

              TIME DEPOSIT -- 2.2%
     3,343    Brown Brothers Harriman &
                Co., Grand Cayman,
                5.00%**, 7/3/00
                (cost $3,343,000)........       3,343,000
                                             ------------
              Total Investments -- 98.9%
                (cost $128,059,006)......     152,471,003
              Other assets in excess of
                liabilities -- 1.1%......       1,734,596
                                             ------------
              NET ASSETS -- 100%.........    $154,205,599
                                             ============

----------

                    *   Non-income producing security.
                    + Security, or a portion thereof, was on loan at June 30, 2000.
                   ** Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours' notice. The rate shown is the rate in effect on June 30, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

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                   STATEMENT OF ASSETS AND LIABILITIES
                   June 30, 2000
                   (Unaudited)

                   ASSETS
                   Investments, at value (cost $128,059,006)                               $152,471,003
                   Investments of collateral received for securities on loan,
                     at value (cost $3,329,691)                                               3,329,691
                   Cash (including foreign currency with a cost and a
                     value of $1,524,242)                                                     1,520,689
                   Dividends & interest receivable                                              727,847
                   Prepaid expenses                                                              12,030
                                                                                           ------------
                           Total assets                                                     158,061,260
                                                                                           ------------

                   LIABILITIES
                   Collateral for securities on loan                                          3,329,691
                   Investment management fee payable                                            153,407
                   Administration fee payable                                                    25,775
                   Accrued expenses                                                             346,788
                                                                                           ------------
                           Total liabilities                                                  3,855,661
                                                                                           ------------
                   NET ASSETS                                                              $154,205,599
                                                                                           ============

                   COMPOSITION OF NET ASSETS
                   Common stock, $0.001 par value; 12,593,049 shares issued and
                     outstanding (100,000,000 shares authorized)                           $     12,593
                   Paid-in capital in excess of par                                         168,504,749
                   Undistributed net investment income                                        1,377,567
                   Accumulated net realized loss on investments                             (40,100,784)
                   Net unrealized appreciation of investments and other assets
                     and liabilities denominated in foreign currency                         24,411,474
                                                                                           ------------
                   NET ASSETS                                                              $154,205,599
                                                                                           ============

                   Shares Outstanding                                                        12,593,049
                                                                                           ------------
                   NET ASSET VALUE PER SHARE                                                     $12.25
                                                                                           ============

              See Notes to Financial Statements.

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                   STATEMENT OF OPERATIONS

                   For the Six Months Ended June 30, 2000
                   (Unaudited)

                   INVESTMENT INCOME
                   Dividends                                                            $2,052,906
                   Interest                                                                394,114
                                                                                        ----------
                           Total investment income                                       2,447,020
                                                                                        ----------
                   EXPENSES
                   Investment management fees                                              911,429
                   Custodian and accounting fees                                           163,619
                   Administration fees                                                     153,288
                   Directors' fees and expenses                                            137,986
                   Shareholder reports                                                      45,490
                   Legal fees                                                               37,234
                   Audit fees                                                               22,530
                   New York Stock Exchange listing fee                                      12,230
                   Transfer agent fees and expenses                                          4,176
                   Miscellaneous expenses                                                    4,887
                                                                                        ----------
                           Total expenses                                                1,492,869
                                                                                        ----------
                   Net investment income                                                   954,151
                                                                                        ----------
                   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                     AND FOREIGN CURRENCY TRANSACTIONS
                   Net realized gain (loss) on:
                       Investments                                                      (3,955,692)
                       Foreign currency transactions                                        26,841
                                                                                        ----------
                                                                                        (3,928,851)
                                                                                        ----------
                   Net change in unrealized appreciation/depreciation of
                     investments and
                       other assets and liabilities denominated in foreign
                         currencies                                                     12,730,840
                                                                                        ----------
                   Net realized and unrealized gain on investments and foreign
                     currency transactions                                               8,801,989
                                                                                        ----------
                   NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                $9,756,140
                                                                                        ==========

              See Notes to Financial Statements.

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                   STATEMENT OF CHANGES IN NET ASSETS

                                                                               For the
                                                                             Six Months
                                                                                Ended           For the Year
                                                                            June 30, 2000          Ended
                                                                             (unaudited)     December 31, 1999
                                                                            -------------    ------------------
                   INCOME (LOSS) FROM INVESTMENT OPERATIONS
                   Net investment income                                    $    954,151        $    425,442
                   Net realized loss on investments and foreign
                     currency transactions                                    (3,928,851)        (14,505,520)
                   Net change in unrealized appreciation/
                     depreciation of investments and other
                     assets and liabilities denominated in
                     foreign currencies                                       12,730,840          52,346,559
                                                                            ------------        ------------
                   Net increase in net assets resulting from
                     investment operations                                     9,756,140          38,266,481
                                                                            ------------        ------------

                   NET ASSETS
                   Beginning of period                                       144,449,459         106,182,978
                                                                            ------------        ------------
                   End of period (including undistributed net
                     investment income of $1,377,567 and
                     $423,416, respectively)                                $154,205,599        $144,449,459
                                                                            ============        ============

              See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

 NOTE 1    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on
May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

 (i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

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Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

SECURITY LENDING
The Fund may lend up to 27.5% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is PaineWebber Incorporated ("PaineWebber"). PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers. For the six months ended June 30, 2000, net earnings to the Fund from securities lending was $49,138, after deducting the borrowers' rebate of $267,008 and PaineWebber fees of $26,459, of which $2,698 was payable to PaineWebber at June 30, 2000. The market value of the securities on loan and the cash collateral received with respect to such loans at June 30, 2000 was $3,059,423 and $3,329,691, respectively.

At June 30, 2000, the Fund's investments from cash collected for securities on loan are as follows:

       Shares                                Money Market Funds                         Value
---------------------   ------------------------------------------------------------  ----------
        824,111         Aim Liquid Assets Fund......................................  $  824,111
        119,939         Aim Prime Fund..............................................     119,939
      2,337,577         Mitchell Hutchins Private Money Market Fund LLC.............   2,337,577
         48,064         Scudder Money Market Series--Institutional..................      48,064
                                                                                      ----------
                                                                                      $3,329,691
                                                                                      ==========

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

TAX STATUS
  UNITED STATES
The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no

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provision for U.S. federal income tax is required. The Fund's Board of
Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

  CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 20% withholding tax.

In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

  HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations.

  OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

--------------------------------------------------------------------------------

 NOTE 2    INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary group of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and

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THE GREATER CHINA FUND, INC.
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dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

--------------------------------------------------------------------------------

 NOTE 3    TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays PaineWebber a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the six months ended June 30, 2000, $72,914 was paid or accrued by the Investment Manager to PaineWebber for such services.

--------------------------------------------------------------------------------

 NOTE 4    PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2000 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of $24,411,997 was composed of gross appreciation of $44,665,533 for those securities having an excess of value over cost and gross depreciation of $20,253,536 for those securities having an excess of cost over value.

For the six months ended June 30, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $39,449,278 and $42,005,736, respectively.

--------------------------------------------------------------------------------

 NOTE 5    CAPITAL STOCK

There were no transactions in shares of common stock for the six months ended June 30, 2000 and for the year ended December 31, 1999.

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                                       11

THE GREATER CHINA FUND, INC.
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 NOTE 6    CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund invests in fixed income securities issued by banks and other corporations, the market values of which may change in response to interest rate changes. The ability of the issuers of such fixed income securities to meet their obligations may be affected by changing business and economic conditions in a specific state, industry or region.

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                                       12

THE GREATER CHINA FUND, INC.
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FINANCIAL HIGHLIGHTS

 Selected data for a share of common stock outstanding throughout each period is presented below:

                                                   For the                          For the Years Ended
                                                  Six Months                            December 31,
                                                June 30, 2000     --------------------------------------------------------
                                                 (Unaudited)        1999        1998        1997        1996        1995
                                                --------------    --------    --------    --------    --------    --------
Net asset value, beginning of period               $  11.47       $   8.43    $  13.46    $  19.49    $  14.52    $  14.29
                                                   --------       --------    --------    --------    --------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                           0.08           0.03       (0.01)      (0.09)       0.10*       0.20
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                         0.70           3.01       (4.10)      (2.32)       5.93*       0.29
                                                   --------       --------    --------    --------    --------    --------
    Total from investment operations                   0.78           3.04       (4.11)      (2.41)       6.03        0.49
                                                   --------       --------    --------    --------    --------    --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                               --             --          --          --       (0.09)      (0.20)
In excess of net investment income                       --             --          --       (0.13)      (0.03)         --
From net realized gain on investments                    --             --       (0.92)      (3.49)         --       (0.01)
In excess of net realized gain on
  investments                                            --             --          --          --          --       (0.05)
                                                   --------       --------    --------    --------    --------    --------
    Total dividends and distributions to
      shareholders                                       --             --       (0.92)      (3.62)      (0.12)      (0.26)
                                                   --------       --------    --------    --------    --------    --------
FUND SHARE TRANSACTIONS
Dilutive effect of rights offering                       --             --          --          --       (0.89)         --
Offering costs charged to paid-in capital in
  excess of par                                          --             --          --          --       (0.05)         --
                                                   --------       --------    --------    --------    --------    --------
    Total Fund share transactions                        --             --          --          --       (0.94)         --
                                                   --------       --------    --------    --------    --------    --------
Net asset value, end of period                     $  12.25       $  11.47    $   8.43    $  13.46    $  19.49    $  14.52
                                                   ========       ========    ========    ========    ========    ========
Market value, end of period                        $   8.81       $   8.38    $   6.13    $  10.88    $  15.63    $  14.13
                                                   ========       ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN(1)                            5.13%         36.73%    (36.35)%     (7.29)%      15.53%      18.48%
                                                   ========       ========    ========    ========    ========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)            $154,206       $144,449    $106,183    $169,518    $245,383    $139,246
Ratio of expenses to average net assets               2.05%**        2.23%       2.59%(2)    1.88%       2.07%       2.36%
Ratio of net investment income (loss) to
  average net assets                                  1.31%**        0.36%     (0.06)%       (0.41)%     0.65%       1.39%
Portfolio turnover                                      28%            36%         41%         82%         37%         32%

------------

                    *   Based on average shares outstanding.
                   **   Annualized.
                  (1)   Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period, and a sale at the current market
                        price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this
                        calculation, to be reinvested at prices obtained under the
                        Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
                        Total investment return for a period of less than one year has not been annualized.
                  (2)   The ratio of expenses to average net assets excluding excise taxes was 2.29%

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                                       13

THE GREATER CHINA FUND, INC.
-------------------------------------------------------------------------
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DIVIDEND REINVESTMENT PLAN
Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PNC Bank, National Association (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the partcipant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PNC Bank, National Association, 300 Bellevue Parkway, Wilmington, Delaware 19809.

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                                       14

THE GREATER CHINA FUND, INC.
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OTHER INFORMATION

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on May 3, 2000. Shareholders voted to re-elect Mr. Richard Graham, Mr. John A. Hawkins and Mr. Tak Lung Tsim as Directors, and to ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000. The resulting vote count for each proposal is indicated below:

                                        For     Against  Withheld Authority
                                     ---------  -------  ------------------
1. Election of Directors:

  Mr. Richard Graham                 8,977,366    --             203,736

  Mr. John A. Hawkins                8,963,472    --             217,630

  Mr. Tak Lung Tsim                  8,990,916    --             190,186

In addition to the above re-elected Directors, Mr. Richard B. Bradley, Mr. John
A. Bult, Mr. Edward Y. Baker, Mr. Hugh G. Lynch and Mr. Jonathan J.K. Taylor continue to serve as Directors of the Fund.

                                        For     Against  Withheld Authority
                                     ---------  -------  ------------------
2. Ratification of the appointment
  of PricewaterhouseCoopers LLP as
  the Fund's independent accountant  8,876,422  302,412            2,268

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                                       15

DIRECTORS
Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Hugh G. Lynch (APPOINTED, EFFECTIVE FEBRUARY 28, 2000)
Jonathan J.K. Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Peter Cairns, SECRETARY
Julian F. Sluyters, VICE PRESIDENT
Sam Lau, VICE PRESIDENT
Paul H. Schubert, TREASURER & ASSISTANT SECRETARY

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PNC Bank, National Association
300 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
White & Case
1155 Avenue of the Americas
New York, New York 10036

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

          The Greater China Fund, Inc.
          51 West 52nd Street
          New York, New York 10019

          For information call (201) 318-4150

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599.

  The Greater China
  Fund, Inc.

  Semi-Annual Report
  June 30, 2000

                          [MH/PW GREATER CHINA LOGO]